Exhibit 99.1

Brian Norris	Sharon Rodger
Investor Relations	Public Relations
MatrixOne, Inc.	MatrixOne, Inc.
978-589-4040	978-589-4066
brian.norris@matrixone.com	sharon.rodger@matrixone.com

MatrixOne Reports Financial Results for Second Quarter of Fiscal 2006

— Company to Host Conference Call and Webcast at 5:00 PM Eastern Time —

Westford, Mass. – February 8, 2006 — MatrixOne, Inc. (NASDAQ: MONE), a leading provider of collaborative product lifecycle management (PLM) solutions for the value chain™, today announced financial results for the second fiscal quarter ended December 31, 2005.

For the second fiscal quarter ended December 31, 2005, total revenues were $33.8 million, compared to $35.8 million in the same period last year. For the second fiscal quarter, net loss was $1.9 million, or $0.04 per share, compared to net income of $0.5 million, or $0.01 per share, in the same period last year. For the second fiscal quarter ended December 31, 2005, adjusted net loss1, which excludes amortization of intangible assets and stock-based compensation aggregating $0.8 million, was $1.0 million, or $0.02 per share. For the second fiscal quarter ended January 1, 2005, adjusted net income1, which excludes amortization of intangible assets of $0.3 million, was $0.8 million, or $0.01 per share. Net loss and adjusted net loss for the second fiscal quarter ended December 31, 2005 includes expenses related to the Company’s recently completed financial review and restatement of $1.1 million, or $0.02 per share.

The following milestones were completed or announced since the Company’s first fiscal quarter earnings release on November 15, 2005:

•	The Company recorded transactions with a number of the world’s most innovative companies including The Bosch Group, one of Europe’s leading industrial and electronic corporations; Faurecia, a tier-1 automotive supplier headquartered in France; Gap Inc., one of the world’s largest specialty retailers; MEDRAD, Inc., a worldwide market leader of medical devices and services that enable or enhance diagnostic and therapeutic imaging procedures; Oceaneering, an advanced applied technology company that provides engineered services and hardware to customers who operate in marine, space, and other harsh environments; and Valeo, an independent industrial group fully focused on the design, production and sale of components, integrated systems and modules for cars and trucks.

•	The Company released MatrixOne Library Central™, a new MatrixOne business process application which helps companies accelerate product development and delivery through knowledge reuse – enabling them to fully leverage their company’s intellectual property (“IP”) for cost savings and efficiency improvements in future development projects. MatrixOne Library Central provides companies with the infrastructure required to catalog, find and manage reusable product content data throughout the enterprise, making future product developments more cost-effective and reliable, as the data being reused has already been successfully validated and used on an earlier project.

•	The Company continued to build upon its leadership in the high-tech electronics market with the release of its newest version of MatrixOne’s Synchronicity® Developer Suite™ solution which provides an advanced design data management environment that enables global, multi-site development that can lower cycle times, increase quality and improve a semiconductor organization’s return on product development. Developer Suite – already in use at 12 of the top 15 semiconductor companies – provides designers with improved performance and support for the industry’s broadest range of EDA applications and operating platforms. It includes new versions of MatrixOne’s Synchronicity DesignSync®, MatrixOne’s semiconductor design data management platform, and MatrixOne’s Synchronicity ProjectSync®, a project communication and collaboration management solution.

•	The Company was granted a patent by the United States Patent and Trademark Office for semiconductor IP management. This comprehensive patent enables collaborative development and component reuse in an advanced semiconductor design system. The patent defines a comprehensive software application that provides a secure, high performance distributed library for cataloging, distributing, tracking, reporting and managing IP. This enables effective design reuse and the use of commercial components to meet the needs of increasing design complexity and faster time-to-market in advanced semiconductor design. The Company has developed several commercial solutions for the semiconductor industry based on this patent, including MatrixOne’s Synchronicity® Publisher Suite with IP Gear™.

Company to Host Live Conference Call and Webcast

The Company’s management team will host a live conference call and webcast at 5:00 p.m. eastern time today to discuss the financial results as well as management’s forward-looking comments for the third quarter of fiscal year 2006. The conference call may be accessed in the United States by dialing (800) 230-1096 and using passcode “MONE”. The conference call may be accessed outside of the United States by dialing (612) 288-0337 and using passcode “MONE”. The conference call will be simultaneously webcast on the Company’s Investor Relations website, which can be accessed at www.matrixone.com/investor. A replay of the webcast will be available approximately two hours after the call.

[1]	The Company uses the financial measure adjusted net income (loss) to supplement its consolidated financial statements, which are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The presentation of adjusted net income (loss) is not meant to be a substitute for net income (loss) presented in accordance with GAAP but rather should be evaluated in conjunction with net income (loss). A full reconciliation of adjusted net income (loss) to net income (loss) is provided below. The Company’s management believes that the presentation of adjusted net income (loss) provides useful information to investors because this financial measure excludes amortization of purchased technology and intangible assets, which are fixed acquisition-related charges, and stock-based compensation. For the three and six month periods ended December 31, 2005, adjusted net income (loss) excludes amortization of purchased technology and intangible assets and stock-based compensation. For the three and six month periods ended January 1, 2005, adjusted net income (loss) excludes amortization of purchased technology and intangible assets. Management does not consider amortization of purchased technology and intangible assets to be part of the Company’s on-going operating activities, and does not consider amortization of purchased technology and intangible assets, or stock-based compensation to be meaningful in evaluating the Company’s past financial performance or future prospects. In addition, adjusted net income (loss) is a primary financial indicator that the Company’s management uses to evaluate the Company’s financial results and forecast anticipated financial results for future periods. Amortization of purchased technology and intangible assets relates to the amortization of identified intangible assets, such as purchased technology, customer relationships and trademarks and trade names, purchased through an acquisition. Pursuant to the Company’s adoption of Statement of Financial Accounting Standards No. 123(R) “Share-Based Payments” in the first quarter of fiscal year 2006, stock-based compensation reflects the fair value of all share-based payments to employees, including stock options and stock issued under certain employee stock purchase plans. The Company’s definition of adjusted net income (loss) may differ from similar measures used by other companies and may differ from period to period.

About MatrixOne

MatrixOne, Inc. (NASDAQ: MONE), a leading global provider of collaborative product lifecycle management (PLM) software and services, enables companies to accelerate product innovation to achieve top line revenue growth and improve bottom line profitability. With our world-class PLM solutions and our commitment to customer success, MatrixOne is focused on helping companies across the automotive, aerospace and defense, consumer, machinery, medical device, semiconductor and high-tech industries solve their most challenging new product development and introduction problems. More than 800 companies use our solutions to drive business value and gain a competitive advantage including industry leaders such as BAE Systems, Bosch, Comau, General Electric, Honda, Johnson Controls, Linde AG, NCR, Nokia, Philips, Porsche, Procter & Gamble, Sony Ericsson, STMicroelectronics, and Toshiba. MatrixOne (www.matrixone.com) is headquartered in Westford, Massachusetts, with locations throughout North America, Europe and Asia-Pacific.

MatrixOne and the MatrixOne logo are registered trademarks, and “a leading provider of collaborative product lifecycle management (PLM) solutions for the value chain” is a trademark of MatrixOne, Inc. All other trademarks and service marks are the property of their respective owners.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 – Forward-looking statements in this release do not constitute guarantees of future performance. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. For a more detailed discussion of the risks and uncertainties of our business, please refer to our periodic reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended July 2, 2005 and our Quarterly Report on Form 10-Q for the fiscal quarter ended October 1, 2005. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

MATRIXONE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	December 31, 2005	January 1, 2005	December 31, 2005	January 1, 2005
Revenues:
Software license	$11,374	$16,684	$17,721	$27,858
Service	22,451	19,157	41,524	36,665

Total revenues	33,825	35,841	59,245	64,523

Cost of Revenues:
Software license	650	1,449	1,097	2,414
Amortization of purchased technology	200	199	399	332
Service (1)	13,177	12,133	24,417	23,573

Total cost of revenues	14,027	13,781	25,913	26,319

Gross Profit	19,798	22,060	33,332	38,204

Operating Expenses:
Selling and marketing (1)	10,482	11,816	19,877	21,703
Research and development (1)	6,900	7,397	14,034	13,735
General and administrative (1)	4,756	2,661	9,420	5,282
Amortization of intangible assets	116	106	232	176

Total operating expenses	22,254	21,980	43,563	40,896

Income(Loss) from Operations	(2,456)	80	(10,231)	(2,692)
Other Income, Net	748	423	1,471	755

Income (Loss) Before Income Taxes	(1,708)	503	(8,760)	(1,937)
Provision for Income Taxes	161	57	294	108

Net Income(Loss)	$(1,869)	$446	$(9,054)	$(2,045)

Basic Net Income(Loss) Per Share	$(0.04)	$0.01	$(0.17)	$(0.04)

Diluted Net Income(Loss) Per Share	$(0.04)	$0.01	$(0.17)	$(0.04)

Shares Used in Computing Basic Net Income(Loss) Per Share	52,033	51,378	51,902	50,836

Shares Used in Computing Diluted Net Income(Loss) Per Share	52,033	53,980	51,902	50,836

(1) The following summarizes the allocation of stock-based compensation included in the costs and expenses noted above:

Cost of service revenue	$148	$—	$280	$—
Selling and marketing	160	—	328	—
Research and development	128	—	260	—
General and administrative	91	—	179	—

Total stock-based compensation	$527	$—	$1,047	$—

	Three Months Ended		Six Months Ended
	December 31, 2005	January 1, 2005	December 31, 2005	January 1, 2005
Reconciliation of Adjusted Net Income(Loss)[1]:
Net Income(Loss)	$(1,869)	$446	$(9,054)	$(2,045)
Adjustments:
Amortization of purchased technology	200	199	399	332
Amortization of intangible assets	116	106	232	176
Stock-based compensation	527	—	1,047	—

Adjusted Net Income(Loss)[1]	$(1,026)	$751	$(7,376)	$(1,537)

Adjusted Basic Net Income(Loss) Per Share	$(0.02)	$0.01	$(0.14)	$(0.03)

Adjusted Diluted Net Income(Loss) Per Share	$(0.02)	$0.01	$(0.14)	$(0.03)

Shares Used in Computing Adjusted Basic Net Income(Loss) Per Share	52,033	51,378	51,902	50,836

Shares Used in Computing Adjusted Diluted Net Income(Loss) Per Share	52,033	53,980	51,902	50,836

[1]	The Company uses the financial measure adjusted net income (loss) to supplement its consolidated financial statements, which are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The presentation of adjusted net income (loss) is not meant to be a substitute for net income (loss) presented in accordance with GAAP but rather should be evaluated in conjunction with net income (loss). A full reconciliation of adjusted net loss to net loss is provided below. The Company’s management believes that the presentation of adjusted net income (loss) provides useful information to investors because this financial measure excludes amortization of purchased technology and intangible assets, which are fixed acquisition-related charges, and stock-based compensation. For the three and six month periods ended December 31, 2005, adjusted net income (loss) excludes amortization of purchased technology and intangible assets and stock-based compensation. For the three and six month periods ended January 1, 2005, adjusted net income (loss) excludes amortization of purchased technology and intangible assets. Management does not consider amortization of purchased technology and intangible assets to be part of the Company’s on-going operating activities, and does not consider amortization of purchased technology and intangible assets, or stock-based compensation to be meaningful in evaluating the Company’s past financial performance or future prospects. In addition, adjusted net income (loss) is a primary financial indicator that the Company’s management uses to evaluate the Company’s financial results and forecast anticipated financial results for future periods. Amortization of purchased technology and intangible assets relates to the amortization of identified intangible assets, such as purchased technology, customer relationships and trademarks and trade names, purchased through an acquisition. Pursuant to the Company’s adoption of Statement of Financial Accounting Standards No. 123(R) “Share-Based Payments” in the first quarter of fiscal year 2006, stock-based compensation reflects the fair value of all share-based payments to employees, including stock options and stock issued under certain employee stock purchase plans. The Company’s definition of adjusted net income (loss) may differ from similar measures used by other companies and may differ from period to period.

MATRIXONE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2005	July 2, 2005
ASSETS
Current Assets:
Cash and cash equivalents	$98,556	$107,677
Accounts receivable, net	23,994	28,620
Prepaid expenses and other current assets	9,791	8,822

Total current assets	132,341	145,119
Property and Equipment, Net	5,478	6,096
Goodwill	11,911	11,929
Other Intangible Assets, Net	7,014	7,645
Other Assets	2,039	2,171

	$158,783	$172,960

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$6,246	$5,941
Accrued expenses	17,579	22,752
Deferred revenue	36,965	37,040

Total current liabilities	60,790	65,733

Long Term Liabilities:
Long term deferred revenue	2,882	5,163
Long term deferred tax liability	439	282

Total long term liabilities	3,321	5,445

Stockholders’ Equity:
Common stock	522	518
Additional paid-in capital	229,711	227,489
Accumulated deficit	(137,142)	(128,088)
Accumulated other comprehensive income	1,581	1,863

Total stockholders’ equity	94,672	101,782

	$158,783	$172,960